Flotek Industries 8846 N. Sam Houston Pkwy W., Suite 150 Houston, Texas 77064 (713) 849-9911 www.flotekind.com FLOTEK TO PRESENT AT THE EMERGING GROWTH CONFERENCE ON WEDNESDAY JANUARY 11, 2023 HOUSTON, January 5, 2023 – Flotek Industries, Inc. (“Flotek”) (NYSE: FTK), a leader in technology-driven specialty green chemistry solutions, invites individual and institutional investors as well as advisors and analysts, to attend its real-time, interactive presentation at the Emerging Growth Conference on Wednesday, January 11, 2023, from 10:15 – 10:45 Eastern Time. CEO John W. Gibson Jr. will give a brief presentation and subsequently open the floor for questions. Questions can be submitted in advance to Questions@EmergingGrowth.com or you may ask your questions real-time during the event and Mr. Gibson will do his best to get through as many of them as possible. Please register here to ensure you are able to attend the conference and receive any updates that are released. https://goto.webcasts.com/starthere.jsp?ei=1575091&tp_key=4acb9c592c&sti=ftk If attendees are not able to join the event live on the day of the conference, an archived webcast will also be made available on EmergingGrowth.com and on the Emerging Growth YouTube Channel, http://www.YouTube.com/EmergingGrowthConference. We will release a link to that after the event. About Flotek Industries, Inc. Flotek Industries, Inc. creates solutions to reduce the environmental impact of energy on air, water, land and people. A technology- driven, specialty green chemistry and data company, Flotek helps customers across industrial, commercial, and consumer markets improve their Environmental, Social, and Governance performance. Flotek’s Chemistry Technologies segment develops, manufactures, packages, distributes, delivers, and markets high-quality cleaning, disinfecting and sanitizing products for commercial, governmental and personal consumer use. Additionally, Flotek empowers the energy industry to maximize the value of their hydrocarbon streams and improve return on invested capital through its real-time data platforms and green chemistry technologies. Flotek serves downstream, midstream, and upstream customers, both domestic and international. Flotek is a publicly traded company headquartered in Houston, Texas, and its common shares are traded on the New York Stock Exchange under the ticker symbol “FTK.” For additional information, please visit www.flotekind.com. Forward-Looking Statements Certain statements set forth in this press release constitute forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) regarding Flotek Industries, Inc.’s business, financial condition, results of operations and prospects. Words such as will, continue, expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this press release. Although forward-looking statements in this press release reflect the good faith judgment of management, such statements can only be based on facts and factors currently known to management. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Further information about the risks and uncertainties that may impact Flotek are set forth in Flotek’s most recent filing with the Securities and Exchange Commission on Form 10-K (including, without limitation, in the “Risk Factors” section thereof), and in Flotek’s other SEC filings and publicly available documents. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this press release. Flotek undertakes no obligation to revise or update any forward- looking statements in order to reflect, any event or circumstance that may arise after the date of this press release. Inquiries, contact: Bernie Colson SVP – Corporate Development & Sustainability E: ir@flotekind.com P: (713) 726-5322 Exhibit 99.1